SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                  AMENDMENT #1


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2001
                        (Date of earliest event reported)



                                  NAVTECH, INC.
                                  -------------
               (Exact name of Registrant as specified in charter)



     Delaware                         0-15362                 11-2883366
---------------------------   --------------------------  ----------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                         Identification Number)


            2340 Garden Road, Suite 102, Monterey, California      93940
           --------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)  Financial Statements of Businesses Acquired.

Independent Auditors' Report

To the Directors of Navtech, Inc.

We have audited the balance sheet of Airware Solutions Inc. as at October 31, 2000 and the statements of operations, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2000 and the results of its operations and its cash flows for the year ended October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Kitchener, Ontario
April 12, 2001

AIRWARE SOLUTIONS INC.
STATEMENTS OF OPERATIONS
(in U.S. Dollars)

                                                                                    Three Months Ended       Fiscal Year
                                                                                        January 31,(1) Ended October 31,
                                                                                2000              2001             2000
-------------------------------------------------------------------------------------------------------------------------

SERVICES REVENUE                                                       $      35,895     $      23,302     $    137,657

OPERATING EXPENSES
   Cost of services                                                           16,162            12,410           84,478
   Research and development                                                   23,017            13,359           76,411
   Sales and marketing                                                        14,042             8,124           50,004
   General and administrative                                                 25,066            13,911           20,681
-------------------------------------------------------------------------------------------------------------------------
   Total operating expenses                                                   78,287            47,804          231,574
-------------------------------------------------------------------------------------------------------------------------
Loss from operations                                                         (42,392)          (24,502)         (93,917)
-------------------------------------------------------------------------------------------------------------------------
Other income (expense)
   Interest expense                                                           (3,205)           (7,321)         (12,131)
   Debt forgiveness (Note 6)                                                       -           126,930                -
-------------------------------------------------------------------------------------------------------------------------
                                                                              (3,205)          119,609          (12,131)
-------------------------------------------------------------------------------------------------------------------------
(Loss) income before income taxes                                            (45,597)           95,107         (106,048)
Income tax recovery (Note 8)                                                 (12,931)                -          (43,773)
-------------------------------------------------------------------------------------------------------------------------
Net (loss) income                                                      $     (32,666)    $      95,107    $     (62,275)
-------------------------------------------------------------------------------------------------------------------------
(1)      unaudited

                             See accompanying notes.

AIRWARE SOLUTIONS INC.
BALANCE SHEETS
(in U.S. Dollars)

                                                                                      October 31,       January 31,
                                                                                             2000           2001(1)
--------------------------------------------------------------------------------- ---------------- -----------------

ASSETS
Current assets
   Cash                                                                              $      1,166     $      1,874
   Accounts receivable, net of allowance for doubtful accounts $0 (October 31,             38,386           24,790
   2000 - $0)
   Investment tax credits receivable                                                       70,673           69,765
   Prepaid expenses and other                                                              16,891           16,305
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                          127,116          112,734
Capital assets (Note 3)                                                                    30,828           29,318
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                     $    157,944     $    142,052
--------------------------------------------------------------------------------- ---------------- -----------------

LIABILITIES
Current liabilities
   Accounts payable and accrued liabilities                                          $     79,695     $     93,528
   Long-term debt - current portion (Note 4)                                               71,356           30,416
   Due to shareholders (Note 5)                                                            20,382           15,435
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                          171,433          139,379
Due to related parties (Note 6)                                                           281,002          198,732
Long-term debt (Note 4)                                                                         -            3,325
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                          452,435          341,436
--------------------------------------------------------------------------------- ---------------- -----------------

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDERS' DEFICIENCY
Share capital  (Note 7)
   Unlimited preferred A shares (nil outstanding with no par value)                             0                0
   Unlimited preferred B shares (12,000 outstanding with no par value)                     81,488           81,488
   Unlimited common shares (100 outstanding with no par value)                             25,562           25,562
Treasury stock (Note 7)                                                                  (298,112)        (298,112)
Deficit                                                                                  (103,429)          (8,322)
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                         (294,491)        (199,384)
--------------------------------------------------------------------------------- ---------------- -----------------
                                                                                     $    157,944     $    142,052
--------------------------------------------------------------------------------- ---------------- -----------------
(1) unaudited

                             See accompanying notes.

AIRWARE SOLUTIONS INC.
STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                                                                                                              Total
                                    Common     Shares   Preferred   B Shares      Treasury                 Stockholder's
                                    Shares     Amount      Shares     Amount         Stock       Deficit   Deficiency
------------------------------- ----------- ---------- ----------- ---------- ------------- ------------- --------------

Balances, November 1, 1999            100    $ 25,562      12,000   $ 81,488   $  (298,112)  $  (41,154)   $  (232,216)
Net loss                                                                                        (62,275)       (62,275)
------------------------------- ----------- ---------- ----------- ---------- ------------- ------------- --------------
Balances, October 31, 2000            100      25,562      12,000     81,488      (298,112)    (103,429)      (294,491)
------------------------------- ----------- ---------- ----------- ---------- ------------- ------------- --------------
Net earnings (1)                                                                                 95,107         95,107
------------------------------- ----------- ---------- ----------- ---------- ------------- ------------- --------------
Balances, January 31, 2001(1)         100    $ 25,562      12,000   $ 81,488   $  (298,112)  $   (8,322)   $  (199,384)
------------------------------- ----------- ---------- ----------- ---------- ------------- ------------- --------------
(1) unaudited
                             See accompanying notes.

AIRWARE SOLUTIONS INC.
STATEMENTS OF CASH FLOWS
(in U.S. Dollars)


                                                                                                        Fiscal Year
                                                                Three Months Ended January 31,(1)  Ended October 31,
                                                                           2000              2001              2000
--------------------------------------------------------------- ---------------- ----------------- -----------------

OPERATING ACTIVITIES
Net (loss) income                                                  $    (32,666)    $     95,107      $    (62,275)
Adjustments to reconcile net (loss) income to net
   cash provided by (used in) operating activities:
   Depreciation                                                           2,919            2,049            10,808
   Debt forgiveness                                                           -         (126,930)                -
(Increase) decrease in operating assets and liabilities
   Accounts receivable                                                   39,062           14,121            36,858
   Scientific research and experimental development credits             (12,931)           2,284             8,793
   Prepaid expenses and other                                             4,974              884             9,359
   Accounts payable and accrued expenses                                 (6,438)          12,217             6,957
--------------------------------------------------------------- ---------------- ----------------- -----------------
                                                                         (5,080)            (268)           10,500
--------------------------------------------------------------- ---------------- ----------------- -----------------

INVESTING ACTIVITY
Purchase of capital assets                                               (1,265)               -            (3,796)
--------------------------------------------------------------- ---------------- ----------------- -----------------
                                                                         (1,265)               -            (3,796)
--------------------------------------------------------------- ---------------- ----------------- -----------------

FINANCING ACTIVITIES
Proceeds from shareholder advances                                        4,367                -             5,809
Payment of long-term debt                                                (3,588)               -            (5,070)
Payment of shareholder advances                                               -           (5,253)                -
--------------------------------------------------------------- ---------------- ----------------- -----------------
                                                                            779           (5,253)              739
--------------------------------------------------------------- ---------------- ----------------- -----------------

EFFECT OF FOREIGN EXCHANGE RATES ON CASH                                  4,642            6,229           (11,705)
--------------------------------------------------------------- ---------------- ----------------- -----------------
Net cash flow                                                              (924)             708            (4,262)
Cash , beginning of period                                                5,428            1,166             5,428
--------------------------------------------------------------- ---------------- ----------------- -----------------
Cash , end of period                                               $      4,504     $      1,874      $      1,166
--------------------------------------------------------------- ---------------- ----------------- -----------------
Supplemental disclosure of cash flow information:
--------------------------------------------------------------- ---------------- ----------------- -----------------
   Cash paid during the period for interest                        $      2,429     $        207      $      9,627
--------------------------------------------------------------- ---------------- ----------------- -----------------
   Cash paid during the period for income taxes                    $          0     $          0      $          0
--------------------------------------------------------------- ---------------- ----------------- -----------------
(1)      unaudited

                             See accompanying notes.

AIRWARE SOLUTIONS INC.
NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF THE BUSINESS

Airware Solutions Inc. (the "Company") is engaged in the business of providing computerized crew management services to all segments of the aviation industry, but principally to commercial airlines and corporate aircraft users.

2.       SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States and reflect the following policies:

Foreign currency translation
Transactions incurred in currencies other than the functional currency are converted to the functional currency at the transaction date. Monetary assets and liabilities denominated in a currency other than the functional currency are converted to the functional currency at the exchange rate in effect at each period end. All foreign currency transaction gains and losses have been included in earnings.

Capital assets
Capital assets are recorded at cost. Depreciation of capital assets is recorded at the following rates:
         Purchased computer software        30% declining balance
         Computer equipment                 30% declining balance
         Furniture and fixtures             20% declining balance

Asset impairment
The Company reviews the carrying value of long-lived assets at least annually for evidence of impairment. An impairment loss is recognized when the estimate of undiscounted future cash flows generated by such assets is less than the carrying amount. Measurement of the impairment loss is based on the present value of the expected future cash flows.

Research and development costs
The Company incurs costs related to research and development of its software. To date, the Company has not capitalized any development costs under Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, leased or Otherwise Marketed" ("SFAS 86"). The Company has defined the time of establishment of a working model and the time when the products are marketable are insignificant. Consequently, costs that are eligible for capitalization are expensed in the period incurred.

Investment tax credits
Investment tax credits are recorded as a reduction in income tax expense.

Revenue recognition
Systems consulting fees are recognized upon rendering of services. Custom programming and support revenue are recognized ratably over applicable contract periods or as services are performed. Amounts billed but not yet earned and payments received prior to the earnings of the revenue are recorded as deferred revenue.

Use of estimates
The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates or assumptions.

Recently issued accounting pronouncement
In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition in Financial Statements," which summarizes the SEC's views in applying generally accepted accounting principles to revenue recognition. Implementation of SAB 101 is required no later than the fourth quarter of fiscal years beginning after December 15, 1999. In the Company's case this would be the Company's fiscal year commencing November 1, 2000. There was no impact from the adoption of this standard for the three months ended January 31, 2001.

The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Financial Instruments and Hedging Activities," in June 1998. SFAS No. 133 requires an entity to recognize all derivatives and measure those instruments at fair value. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. Based on the revised effective date, the Company will adopt SFAS No. 133, as amended by SFAS No. 138, on November 1, 2000. There was no impact from the adoption of this standard for the three months ended January 31, 2001.


3.       CAPITAL ASSETS

                                                                        October 31, 2000    January 31, 2001
-------------------------------------------------------------------- -------------------- -------------------
Cost
   Purchased computer software                                          $        24,514      $        24,963
   Computer equipment                                                           117,365              119,455
   Furniture and fixtures                                                        51,381               52,323
-------------------------------------------------------------------- -------------------- -------------------
                                                                                193,260              196,741
-------------------------------------------------------------------- -------------------- -------------------
Accumulated depreciation
   Purchased computer software                                                   24,514               24,963
   Computer equipment                                                            97,508              100,751
   Furniture and fixtures                                                        40,410               41,709
-------------------------------------------------------------------- -------------------- -------------------
                                                                                162,432              167,423
-------------------------------------------------------------------- -------------------- -------------------
                                                                        $        30,828      $        29,318
-------------------------------------------------------------------- -------------------- -------------------

4.       LONG-TERM DEBT

                                                                        October 31, 2000    January 31, 2001
-------------------------------------------------------------------- ------------------- --------------------

Term loan (A)  bearing  interest  at prime  plus 3%,  repayable  in     $           971     $           495
monthly  installments  of $248 (CAD)  plus  interest,  maturing  on
April 15,  2001 and  collateralized  by a moveable  hypothec on the equipment  purchased  with the loan and personal  guarantees by the three shareholders of the Company
-------------------------------------------------------------------- ------------------- --------------------
Term loan (B)  bearing  interest  at 12.3%,  repayable  in  monthly              51,808                   -
installments  of $1,425 (CAD) plus interest,  maturing on March 23,
2003  and  collateralized  by  all  assets  of the  Company  and by personal  guarantees  totaling $50,000 by three shareholders of the
Company
-------------------------------------------------------------------- ------------------- --------------------
Term loan (C)  bearing  interest  at 11.3%,  repayable  in  monthly              18,577                   -
installments  of $1,000 (CAD) plus interest,  maturing on March 23,
2003  and  collateralized  by  all  assets  of the  Company  and by personal  guarantees  totaling $35,000 by three shareholders of the
Company
-------------------------------------------------------------------- ------------------- --------------------
Non-interest  bearing  term loan (D),  $35,000  (CAD)  repayable in                   -              33,246
February  2001  followed by monthly  installments  of $1,000  (CAD)
beginning on April 1, 2001 and  collateralized by all assets of the
Company
-------------------------------------------------------------------- ------------------- --------------------
                                                                                 71,356              33,741
Less:  Current portion                                                           71,356              30,416
-------------------------------------------------------------------- ------------------- --------------------
Long-term portion                                                       $             0     $         3,325
-------------------------------------------------------------------- ------------------- --------------------

At January 31, 2001, the Company renegotiated the terms and amounts owing on term loans B and C resulting in the non-interest bearing term loan (D) and a debt forgiveness gain of $40,603.

5.       DUE TO SHAREHOLDERS

Advances from shareholders are interest bearing at 12%.


6.       DUE TO RELATED PARTIES

In October 1996, the Company agreed to purchase, redeem or finance the purchase of shares from two shareholders with payments to be based upon 12% (6% for each) of the Company's Gross Products Receipts and with the balance of share price to be subject to 5% and 10% interest.

Payments ceased during 1998 per section 34 of the Canada Business Corporations Act. The Company believes that if such payments were made, other liabilities would be unable to be paid as they became due.

At January 31, 2001, the Company renegotiated the related party debt and two interest bearing term loans (Note 4) resulting in a debt forgiveness gain of $86,327. The combined liability including a provision for unpaid interest is $281,002 at October 31, 2000 (January 31, 2001 - $198,732).


7.       SHARE CAPITAL

The authorized share capital of the Company consists of an unlimited number of common shares, redeemable, dividend-bearing at 10% preferred A shares and redeemable preferred B shares with no par value. At October 31, 2000, there were 100 common shares issued and fully paid (January 31, 2001 - 100), 12,000 preferred B shares issued and fully paid (January 31, 2001 - 12,000) and no preferred A shares issued.

Treasury  Stock
At October 31, 2000 the Company held 44 common shares in the amount of $250,577 (January 31, 2001 - $250,577) and 7,000 preferred B shares in the amount of $44,535 (January 31, 2001 - $44,535) for redemption pending the successful financing of the repurchase (see Note 6).

8.       INCOME TAXES


The components of the net deferred tax asset (liability) are as follows:


                                                   October 31,       January 31,
                                                          2000              2001
--------------------------------------------------------------------------------
Deferred income tax assets
   Net operating losses carried forward          $     126,000     $      84,000
--------------------------------------------------------------------------------
                                                       126,000            84,000
--------------------------------------------------------------------------------
Deferred income tax liabilities
   Depreciation                                          4,000             3,000
--------------------------------------------------------------------------------
                                                         4,000             3,000
--------------------------------------------------------------------------------
   Net deferred tax asset                              122,000            81,000
   Less: Valuation allowance                           122,000            81,000
--------------------------------------------------------------------------------
Deferred tax asset, net of valuation allowance   $           -     $           -
--------------------------------------------------------------------------------

The provision for income taxes varies from the expected provision at the statutory rates for the following reasons:

                                                                                   Year ended    Three months ended
                                                                                   October 31,           January 31,
                                                                                         2000                  2001
---------------------------------------------------------------------------------------------------------------------
Combined basic statutory rate:                                                          40%                   40%
---------------------------------------------------------------------------------------------------------------------
Provision for (recovery of) income taxes based on the basic statutory rate    $     (42,419)      $        38,043
Increase (decrease) in income taxes resulting from the following:
   Non-deductible expenses                                                            1,903                   380
   Non-recognition (recognition) of losses carried forward                           40,516               (38,423)
   Investment tax credits applied to reduce taxes payable                           (43,773)                    -
---------------------------------------------------------------------------------------------------------------------
                                                                              $     (43,773)      $             -
---------------------------------------------------------------------------------------------------------------------

The Company has combined income tax loss carryforwards of approximately $190,000 which expire as follow:

Expiry Year                      October 31, 2000      January 31, 2001
------------------------------ -------------------- ---------------------
2004                              $        71,000     $               -
2005                                      109,000                53,000
2007                                      101,000               101,000
2008                                            -                32,000
------------------------------ -------------------- ---------------------
                                  $       281,000     $         186,000
------------------------------ -------------------- ---------------------

No recognition has been given to the potential benefit of this item when preparing these financial statements.



9.       COMMITMENTS AND CONTINGENCIES

Commitments
The Company is committed under a non-cancelable operating lease for computer equipment with terms expiring at 2003. The future minimum amounts payable under this lease agreement is as follows:

                                            October 31, 2000    January 31, 2001
--------------------------------------- -------------------- -------------------
2001                                        $          1,193     $         1,193
2002                                                   1,193               1,193
2003                                                     398                  99
--------------------------------------- -------------------- -------------------
                                            $          2,784     $         2,485
--------------------------------------- -------------------- -------------------


Contingencies
The Company is subject to various legal proceedings, claims and liabilities, which arise in the ordinary course of its business. In the opinion of management, the amount of any ultimate liability with respect to these actions will not have a material adverse effect on the Company's consolidated results of operations, cash flow or financial position.


10.      FINANCIAL INSTRUMENTS

Financial instruments are comprised of cash, accounts receivable, accounts payable and accrued liabilities.

Fair value of financial instruments
At October 31, 2000 and January 31, 2001, the estimated fair value of cash, accounts receivable, and accounts payable and accrued liabilities was equal to the book value given the short-term maturity of the items. The fair value of long-term debt approximates book value as it is held at market rates for this industry and the financial condition of the Company.

Foreign exchange risk
Foreign exchange risk is the risk that exchange rates will affect the Company's operating results. The Company is exposed to foreign exchange risk in that approximately 100% of the Company's sales contracts are denominated in US Dollars while approximately 100% of the Company's expenditures are denominated in currencies other than US Dollars. The Company is exposed to foreign exchange risk with respect to net financial liabilities totaling $223,322 at October 31, 2000 (January 31, 2001 - $157,700), which are denominated in currencies other than US Dollars.

Credit risk
The Company is exposed to credit risk through cash and accounts receivable. The Company holds its cash positions with reputable financial institutions.

11.      ECONOMIC DEPENDENCE

Approximately 100% of sales for the year ended October 31, 2000 (three months ended January 31, 2000 - $100%, January 31, 2001 -100%) were to two customers.

At October 31, 2000, accounts receivable includes approximately $38,000, due from two customers (January 31, 2001 - $25,000).


12.      SUBSEQUENT EVENT

On February 1, 2001, the Company was acquired by Navtech Inc., a US public company.

                  (b)  Pro Forma Financial Information.

NAVTECH, INC.
PROFORMA STATEMENTS OF OPERATIONS
(unaudited)
(in U.S. Dollars)

Fiscal Year Ended October 31, 2000                             Navtech           Airware       Adjustments     Consolidated
-----------------------------------------------------------------------------------------------------------------------------

REVENUE
   Service fees                                          $   5,803,962     $     137,657                      $   5,941,619
   Software license fees                                     1,204,162                 -                          1,204,162
-----------------------------------------------------------------------------------------------------------------------------
   Total revenue                                             7,008,124           137,657                -         7,145,781

-----------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES
   Cost of services                                          4,593,141            84,478                -         4,677,619
   Cost of software license fees                                62,186                 -                -            62,186
   Research and development                                    269,132            76,411                -           345,543
   Selling, general and administrative                       1,491,302            70,685                -         1,561,987
   Provision for (recovery of) bad debt
       - related party                                        (904,102)                -                -          (904,102)
   Amortization of goodwill                                     11,200                 -           42,560            53,760
-----------------------------------------------------------------------------------------------------------------------------
   Total costs and expenses                                  5,522,859           231,574           42,560         5,796,993
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                1,485,265           (93,917)         (42,560)        1,348,788
-----------------------------------------------------------------------------------------------------------------------------
Other income (expense)
   Interest expense                                           (251,266)          (12,131)               -          (263,397)
   Interest revenue                                             64,042                 -                -            64,042
-----------------------------------------------------------------------------------------------------------------------------
                                                              (187,224)          (12,131)               -          (199,355)
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                            1,298,041          (106,048)         (42,560)        1,149,433
Income taxes (recovery)                                        193,787           (43,773)               -           150,014
-----------------------------------------------------------------------------------------------------------------------------
Net earnings (loss)                                      $   1,104,254     $     (62,275)   $     (42,560)    $     999,419
-----------------------------------------------------------------------------------------------------------------------------
Net earnings (loss) per share
   Basic                                                 $        0.43                      $       (0.07)    $        0.36
-----------------------------------------------------------------------------------------------------------------------------
   Diluted                                               $        0.35                      $       (0.05)    $        0.30
-----------------------------------------------------------------------------------------------------------------------------
   Shares used in computed basic net                         2,552,628                            209,883         2,762,511
     earnings (loss) per share
-----------------------------------------------------------------------------------------------------------------------------
   Shares used in computing diluted                          3,134,806                            209,883         3,344,689
    net earnings (loss) per share
-----------------------------------------------------------------------------------------------------------------------------

                             See accompanying notes

NAVTECH, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in U.S. Dollars)

Three months ended January 31, 2001                            Navtech          Airware       Adjustments      Consolidated
-----------------------------------------------------------------------------------------------------------------------------

SERVICES REVENUE                                         $   1,361,171     $      23,302    $           -     $   1,384,473
-----------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES
   Cost of services                                            914,441            12,410                -           926,851
   Research and development                                     95,347            13,359                -           108,706
   Sales and marketing                                         267,201             8,124                -           275,325
   General and administrative                                  498,930            13,911                -           512,841
   Depreciation and amortization                                 2,800                 -           10,640            13,440
-----------------------------------------------------------------------------------------------------------------------------
   Total costs and expenses                                  1,778,719            47,804           10,640         1,837,163
-----------------------------------------------------------------------------------------------------------------------------
Loss  from operations                                         (417,548)          (24,502)         (10,640)         (452,690)
-----------------------------------------------------------------------------------------------------------------------------
Other income (expense)
   Interest expense                                            (34,814)           (7,321)               -           (42,135)
   Debt Forgiveness                                                  -           126,930                -           126,930
-----------------------------------------------------------------------------------------------------------------------------
                                                               (34,814)          119,609                -            84,795
-----------------------------------------------------------------------------------------------------------------------------
(Loss) income before income taxes                             (452,362)           95,107          (10,640)         (367,895)
Income tax recovery                                           (116,394)                -                -          (116,394)
-----------------------------------------------------------------------------------------------------------------------------
Net (loss) income                                        $    (335,968)    $      95,107    $     (10,640)    $    (251,501)
-----------------------------------------------------------------------------------------------------------------------------
Net (loss) income per share
   Basic and diluted                                     $       (0.10)                     $        0.03     $       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
   Shares used in computed basic and diluted                 3,454,757                            209,883         3,664,640
      net earnings (loss) per share
-----------------------------------------------------------------------------------------------------------------------------

                             See accompanying notes

NAVTECH, INC.
PROFORMA CONSOLIDATED BALANCE SHEETS
(unaudited)
(in U.S. Dollars)

January 31, 2001                                               Navtech           Airware       Adjustments     Consolidated
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------

ASSETS
Current assets
   Cash                                                   $    118,805      $      1,874      $   (108,045)    $     12,634
   Accounts receivable (net of allowance for
        doubtful accounts)                                     915,995            24,790                -           940,785
   Investment tax credits receivable                           102,074            69,765                -           171,839
   Prepaid expenses and other                                  120,711            16,305            (5,454)         131,562
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                             1,257,585           112,734          (113,499)       1,256,820
Capital assets                                                 664,495            29,318                -           693,813
Other assets                                                   106,838                -            425,596          532,434
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                          $  2,028,918      $    142,052      $    312,097     $  2,483,067
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------

LIABILITIES
Current liabilities
   Accounts payable and accrued liabilities                    985,730            93,528                -         1,079,258
   Income taxes payable                                         71,225                -                  -           71,225
   Due to shareholders                                              -             15,435                 -           15,435
   Due to related parties - current portion                    132,232                -                  -          132,232
   Long-term debt - current portion                            179,928            30,416                 -          210,344
   Obligations under capital lease - current portion             2,675                 -                 -            2,675
   Deferred lease inducements - current portion                 14,457                 -                 -           14,457
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                             1,386,247           139,379                 -        1,525,626
Due to related parties                                         280,920           198,732          (198,732)         280,920
Long-term debt                                                 139,323             3,325                 -          142,648
Obligations under capital lease                                  5,198                 -                 -            5,198
Deferred lease inducements                                      68,668                 -                 -           68,668
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                          $  1,880,356      $    341,436      $   (198,732)    $  2,023,060
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
Commitments and contingencies

STOCKHOLDERS' EQUITY (DEFICIENCY)
Share capital                                                    3,967           107,050          (106,784)           4,233
Treasury stock                                                (942,686)         (298,112)          298,112         (942,686)
Additional paid-in capital                                   3,154,047                 -           311,179        3,465,226
Accumulated other comprehensive income                          47,686                 -                 -           47,686
Deficit                                                     (2,114,452)           (8,322)            8,322       (2,114,452)
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                          $    148,562      $   (199,384)     $    510,829     $    460,007
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------
                                                          $  2,028,918      $    142,052      $    312,097     $  2,483,067
------------------------------------------------------ ----------------- ----------------- ---------------- -----------------

                             See accompanying notes

NAVTECH, INC.
NOTES TO THE UNAUDITED PROFORMA CONSOLIDATED FINANICAL STATEMENTS

Below is a table of the acquisition consideration, purchase price allocation and annual amortization of the goodwill acquired in Navtech's acquisition of
Airware:

                                                                            Amortization Life       Annual
                                                                                              Amortization of
                                                                                                Intangibles
                                                         ------------------ ------------------ -----------------
Acquisition consideration:
   Value of consideration issued:
         Cash                                              $     108,045
         Common Stock                                            262,354
         Warrants                                                 49,091
   Acquisition costs                                               5,454
------------------------------------------------------- ------------------ ------------------ -----------------
                                                           $     424,944
------------------------------------------------------- ------------------ ------------------ -----------------

Purchase price allocation:
         Tangible net assets (liabilities) acquired        $        (652)
         Intangible assets acquired:
                  Goodwill                                       425,596       10 years                 42,560
------------------------------------------------------- ------------------ ------------------ -----------------
                                                           $     424,944                         $      42,560
------------------------------------------------------- ------------------ ------------------ -----------------

Navtech issued 209,883 common shares, valued at $1.25 per share, the closing price of Navtech common stock on February 1, 2001. In addition, Navtech issued warrants to purchase 56,000 shares of its common stock at an exercise price of $1.25 per share. The value of the warrants issued by Navtech was determined by estimated their fair value as of February 1, 2001 using the Black-Scholes option pricing model with the following weighted average assumptions:

         Risk free interest rate of 6.0%;
         Dividend yield of 0.0%;
         Expected life of one year;
         Volatility factor for the expected market price of Navtech common stock of 2.04.

Tangible assets of Airware acquired principally included cash, accounts receivable, fixed assets. Liabilities of Airware assumed principally included accounts payable, accrued liabilities and long-term debt. Cash and common shares valued at $198,732 were used to settle two obligations owing to related parties upon purchase.

Goodwill was determined based on the residual difference between the amount of consideration paid and the values assigned to identifiable tangible assets. The goodwill is being amortized on a straight-line basis over ten years.

The Company has had no independent valuation of the intangible assets acquired, and consequently the allocation of the purchase price may change and the resulting amortization may be materially different than that presented.

Proforma basic and diluted net loss per share are based on the weighted average number of shares of Navtech common stock outstanding during the period and the number of shares of Navtech common stock issued or to be issued in connection with the acquisition of Airware. The 56,000 warrants issued in the acquisition of Airware have not been included in the computation of pro forma diluted net loss per share because their effect would be antidilutive.


                  (c)  Exhibits.

Exhibit No.               Description

7.1 Share Purchase Agreement dated February 1, 2001 among Navtech, Inc., Jose Gomide, Mario Guzzi, Daniel Vatne, Karin Vatne, James J Rowan and Les Enterprises Ligeti Inc. (1)

(1) We hereby incorporate the footnoted exhibit by reference in accordance with Rule 12b-32, as such exhibit was originally filed as an exhibit in our Form 8-K on February 16, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    NAVTECH, INC.

Dated: April 16, 2001                               By: /s/ David Strucke
                                                        -----------------------
                                                        David Strucke
                                                        Chief Financial Officer